UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  May 6, 2009
(Date of earliest event reported)

DCAP GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1665	36-2476480
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1158 Broadway, Hewlett, NY	11557
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (516) 374-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On May 6, 2009, DCAP Group, Inc. (the “Company”) sold all of the outstanding stock of the subsidiaries that operated the Company’s DCAP franchise business to Stuart Greenvald and Abraham Weinzimer.  The sale was effective as of May 1, 2009.  The purchase price for the stock was $200,000 which was paid by delivery of a promissory note in such principal amount (the “Note”).  The Note is payable to the extent of $50,000 on May 15, 2009, $50,000 on May 1, 2010 and $100,000 on May 1, 2011 and provides for interest at the rate of 5.25% per annum.  Mr. Greenvald is the son-in-law of Morton L. Certilman, a principal shareholder of the Company.

Item 9.01.  Financial Statements and Exhibits.

(b)           Pro Forma Financial Information:

(i)	Explanatory Note with regard to Unaudited Pro Forma Condensed Consolidated Financial Statements

(ii)	Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of December 31, 2008

(iii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2008

(d)           Exhibits:

2.1	Stock Purchase Agreement, dated as of May 1, 2009, by and between Stuart Greenvald and Abraham Weinzimer and the Company

DCAP GROUP, INC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS
EXPLANATORY NOTE

The following unaudited pro forma condensed consolidated financial statements give effect to the sale (the “Sale”) of all of the issued and outstanding stock of DCAP Management Corp. (“Management”) and Dealers Choice Automotive Planning, Inc. (“Dealers”) , wholly-owned subsidiaries of DCAP Group, Inc. (the “Registrant”), to Abraham Weinzimer and Stuart Greenvald.  These pro forma financial statements are presented for illustrative purposes only and therefore are not necessarily indicative of the operating results and financial position that might have been achieved had the Sale occurred as of an earlier date, nor are they necessarily indicative of the operating results and financial position which may occur in the future.

A Pro Forma Condensed Consolidated Balance Sheet is provided as of December 31, 2008, giving effect to the Sale as though it had been consummated on that date.  A Pro Forma Condensed Consolidated Statement of Operations is provided for the year ended December 31, 2008, giving effect to the Sale as though it had occurred on January 1, 2008.

The pro forma financial statements are based on preliminary estimates of values and transaction costs.  Accordingly, the actual recording of the transaction may differ from these pro forma financial statements.

The pro forma condensed consolidated financial statements presented as of December 31, 2008 and for the year then ended are derived from the separate historical consolidated financial statements of the Registrant and should be read in conjunction with the audited consolidated financial statements of the Registrant (included in its Annual Report on Form 10-K for the year ended December 31, 2008).

DCAP GROUP, INC. AND
SUBSIDIARIES
Pro Forma Condensed Consolidated Balance Sheet
December 31, 2008 (unaudited)
		Pro Forma Adjustments
	As Reported	Previously Reported (1)	Current Transaction		Pro Forma
Assets
Current Assets:
Cash and cash equivalents	$142,949	$417,718	$(20,000)	C	$540,667
Accounts receivable, net	201,787	-	(134,522)	A	67,265
Note receivable		-	100,000	B	100,000
Prepaid expenses and other current assets	130,457	-	(101,678)	A	28,779
Assets from discontinued operations	2,913,147	(2,122,284)	-		790,863
Total current assets	3,388,340	(1,704,566)	(156,200)		1,527,574
Property and equipment, net	90,493	-	(7,876)	A	82,617
Notes receivable	5,935,704	-	100,000	B	6,035,704
Deposits and other assets	6,096	-	(4,996)	A	1,100
Assets from discontinued operations,
non-current	-	275,271	-		275,271
Total assets	$9,420,633	$(1,429,295)	$(69,072)		$7,922,266

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable and accrued expenses	$822,350	$-	$-		$822,350
Current portion of long-term debt	1,593,210	(657,281)	-		935,929
Other current liabilities	154,200	-	-		154,200
Liabilities from discontinued operations	213,685	130,918	-		344,603
Mandatorily redeemable preferred stock	780,000	(267,282)	-		512,718
Total current liabilities	3,563,445	(793,645)	-		2,769,800

Long-term debt	415,618	(379,843)	-		35,775
Deferred income taxes	184,000	-	16,000		200,000

Commitments

Stockholders' Equity:
Common stock	37,888	-	-		37,888
Preferred stock	-		-		-
Capital in excess of par	11,962,512	-	-		11,962,512
Deficit	(5,522,448)	(255,807)	(249,072)	A	(5,863,327)
			200,000	B
			(20,000)	C
			(16,000)	D
	6,477,952	(255,807)	(85,072)		6,137,073
Treasury stock, at cost	(1,220,382)	-	-		(1,220,382)
Total stockholders' equity	5,257,570	(255,807)	(85,072)		4,916,691
Total liabilities and stockholders' equity	$9,420,633	$(1,429,295)	$(69,072)		$7,922,266

(1) On April 22, 2009, the Registrant filed a Current Report on Form 8-K disclosing the sale of substantially all of the assets of Barry Scott Agency, Inc., and DCAP Accurate, Inc. (collectively, “Seller”), wholly-owned subsidiaries of the Registrant, to NII BSA LLC.  Seller operated the Registrant’s 16 New York State retail business locations.

Pro Forma Condensed Consolidated Balance Sheet (continued)
December 31, 2008 (unaudited)

A) To record elimination of the assets associated with the Sale.
B) To record the note receivable representing the proceeds of the Sale.
C) To record estimated transaction costs associated with the Sale.
D) To write off deferred taxes associated with the Sale.

DCAP GROUP, INC. AND
SUBSIDIARIES
Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2008 (unaudited)
		Pro Forma Adjustments
	As Reported	Previously Reported (1)	Current Transaction		Pro Forma

Commissions and fee revenue	$911,225	$-	$(483,806)	A	$427,419

Operating expenses:
General and administrative expenses	1,860,485	-	(672,233)	A	1,229,265
			41,013	C
Depreciation and amortization	69,624	-	(32,850)	A	36,774
Total operating expenses	1,930,109	-	(664,070)		1,266,039

Operating (loss) income	(1,018,884)	-	180,264		(838,620)

Other (expense) income:
Interest income	4,338	-	(2,116)	A	10,097
			7,875	D
Interest income - notes receivable	764,899	-	-		764,899
Interest expense	(270,646)	85,762	-		(184,884)
Interest expense - mandatorily
redeemable preferred stock	(66,625)	22,830	-		(43,795)
Total other income	431,966	108,592	5,759		546,317

(Loss) income from continuing operations
before (benefit from) provision for
income taxes	(586,918)	108,592	186,023		(292,303)
(Benefit from) provision for income taxes	(391,225)	96,480	4,000	A	(216,000)
			88,000	B
			(13,255)	E
(Loss) income from continuing operations	(195,693)	12,112	107,278		(76,303)
(Loss) income from discontinued
operations, net of income taxes	(781,513)	147,370	-		(634,143)
Net (loss) income	$(977,206)	$159,482	$107,278		$(710,446)

Basic and Diluted Net Loss Per Common Share:

Loss from continuing operations	$(0.07)				$(0.03)
Loss from discontinued operations	$(0.26)				$(0.21)
Loss per common share	$(0.33)				$(0.24)

Number of weighted average shares used
in computation of basic and diluted loss
per common share	2,972,597				2,972,597

(1) On April 22, 2009, the Registrant filed a Current Report on Form 8-K disclosing the sale of substantially all of the assets of Barry Scott Agency, Inc., and DCAP Accurate, Inc. (collectively, “Seller”), wholly-owned subsidiaries of the Registrant, to NII BSA LLC.  Seller operated the Registrant’s 16 New York State retail business locations.

Pro Forma Condensed Consolidated Statement of Operations (continued)
Year Ended December 31, 2008 (unaudited)

A) To eliminate historical revenue and expenses associated with the operations of Dealers and Management.
B) To reverse tax benefit of current year net operating loss recorded as deferred tax benefit to continuing operations.
C) To record additional operating costs to be incurred after the Sale as if the Sale occurred on January 1, 2008.
D) To record interest income on promissory note associated with the Sale as if the Sale occurred on January 1, 2008.
E) To record tax effect of current year net operating loss associated with the Sale transaction as a deferred tax benefit for the period presented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCAP GROUP, INC.

May 12, 2009	By:	/s/ Barry B. Goldstein
Barry B. Goldstein
President